Kiawah 2007
Vining Sparks
Howe, Barnes, Hoefer & Arnett, Inc.
May 18, 2007
James G. Graham
President and Chief Executive Officer
David A. Godwin
Senior Vice President and Chief Financial Officer
Exhibit 99.1

Forward Looking Statements
This presentation may contain forward-looking statements. These statements are not historical facts, but rather are based on our current expectations, estimates and projections about our industry, our beliefs and assumptions.
Words including “may,” “will,” “could,” “would,” “should,”, “anticipate,”
“expect,” “intend,” “plan,” “protect,” “believe,” “seek,” “estimate,” and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and are subject to certain risks, uncertainties and other factors, some of which remain beyond our control, are difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements. We are not obligated to update these statements or publicly release the result of any revision to them to reflect the occurrence of unanticipated events.

3 Waccamaw Bankshares, Inc. 1997 Celebrating 10 Years 2007

4 Company Overview

About Waccamaw Bank
Headquartered in Whiteville, North Carolina
State-chartered community bank formed in 1997
Primary market area is Southeastern North Carolina and Northeastern South Carolina including the Wilmington, North Carolina MSA and the Myrtle Beach-North Myrtle Beach-Conway,
South Carolina MSA
12 full-service offices
As of March 31, 2007:
Assets: $431,057,000
Net income: $994,478
Market cap: $77.3 million
Inside Ownership: 21.03%
Institutional Ownership: 0.00%
Presently traded on the NASDAQ Global Market under the symbol “WBNK”

Business Plan
Focused on high level of customer service to individuals and small businesses
Strong presence in high growth markets of North and South Carolina’s coastal region
Committed to franchise growth and strengthening EPS
Seasoned and proven management
Favorable core deposit funding with sustainable core deposit growth in a very competitive market
Maintain culture of efficient operations while achieving planned growth
Maintain excellent asset quality
Provide solid shareholder value

IREDELL
ROWAN
DAVIDSON
RANDOLPH
CHATHAM
LEE
WAKE
Kenly
Spoights Bridge
GREENE
Enochville
Kannapolis
CABARRUS
Uwharrie
Robbins
Parkwood
Sanford
Angier
West Smithfield
Smithfield
Fremont
Snow Hill
Albemarle
Troy
Star
Carthage
Broadway
Four Oaks
Goldsboro
Shine
Mount Holly
STANLY
Candor
MOORE
Barbecue
Duies Creek
Benson
JOHNSTON
Brogden
Institute
Charlotte
MONTGOMERY
HARNETT
WAYNE
LENOIR
Big Lick
Norwood
Johnsonville
Spring Lake
Mingo
MECKLENBURG
Fairview
Pinehurst
Southern Pines
CUMBERLAND
Faison
Stallings
Ansonville
HOKE
Fayetteville
Albertson
Tega Cay
Monroe
Ellerbe
SAMPSON
Warsaw
Rock Hill
UNION
Wadesboro
RICHMOND
NORTH
Hope Mills
Clinton
DUPLIN
YORK
Van Wyck
Trinity
ANSON
Lilesville
Hamlet
CAROLINA
Grays Creek
McDaniels
Taylors Bridge
Magnolia
Landsford
Pageland
Morven
Spring Hill
Red Springs
Greenevers
Lancaster
Chesterfield
SCOTLAND
Philadelphus
Garland
Wallace
Cypress Creek
CHESTER
LANCASTER
Wallace
Pembroke
Smiths
White Lake
Heath Springs
Mount Pisgah
CHESTERFIELD
MARLBORO
Lumberton
Elizabethtown
Burgaw
Great Falls
Kershaw
Society Hill
Bennettsville
ROBESON
BLADEN
PENDER
Little Rock
Hamer
Fairmont
Carvers
Westville
McBee
Hartsville
Centerville
Gaddysville
Clarkton
Long Creek
Rocky Point
FAIRFIELD
KERSHAW
Latta
Dillon
East Arcadia
Castle Hayne
Topsail
LEE
DARLINGTON
DILLON
Fair Bluff
Bolton
Camden
Bishopville
Nichols
COLUMBUS
Northwest
NEW HANOVER
Lugoff
Lamar
Florence
MARION
Mullins
Tabor City
Wilmington
Seagate
RICHLAND
Rembert
Ashwood
Timmonsville
Loris
BRUNSWICK
Myrtle Grove
Dentsville
SOUTH CAROLINA
Mayesville
Centenary
Aynor
Carolina Beach
Columbia
Coward
Longs
Shallotte
Long Beach
Kure Beach
Hopkins
Eastover
SUMTER
Olanta
FLORENCE
Calabash
Southport
Privateer
Sardinia
Lake City
Brittons Neck
HORRY
Yaupon Beach
Cades
Little River
Fort Motte
Alcolu
Johnsonville
Conway
North Myrtle Beach
Manning
Indiantown
St. Matthews
Nesmith
Socastee
CALHOUN
CLARENDON
Kingstree
Myrtle Beach
North Fork Edisto
Greeleyville
Surfside Beach
Elloree
WILLIAMSBURG
Plantersville
Garden City Beach
Long Bay
Santee
Lane
Trio
Orangeburg
GEORGETOWN
Andrews
ORANGEBURG
Georgetown
Holly Hill
St. Stephen
Atlantic Ocean
Copyright © 2003 Microsoft Corp. and/or its suppliers. All rights reserved.

WACCAMAW BANK

7 Market Overview Source: Microsoft MapPoint

Area Growth
Fastest-Growing Metropolitan Statistical Areas:
April 1, 2000 to July 1, 2006
#17. Myrtle Beach-Conway-North Myrtle Beach, SC
#27. Wilmington, NC
Fastest-Growing Metropolitan Statistical Area:
2005 to 2006
#4. Myrtle Beach-Conway-North Myrtle Beach, SC
Fastest-Growing U.S. Counties 2005 to 2006
#14. Brunswick County
Source: U.S. Census Bureau

High Growth Markets
$0
$1,000,000,000
$2,000,000,000
$3,000,000,000
$4,000,000,000
$5,000,000,000
$6,000,000,000
2001 2002 2003 2004 2005 2006
Total Deposits for Six County Market Area as of June 30, 2006 was $12,005,858,000
Columbus County Brunswick County New Hanover County Bladen County Lancaster County Horry County
June 30, June 30, June 30, June 30, June 30, June 30,
Total Deposits

Management Team
Senior Vice President and Chief Lending Officer, Waccamaw
Bankshares, Inc., Whiteville, NC, 2007-Present and
Waccamaw Bank, Whiteville, NC 2007-Present; prior to that,
Executive Vice President and State President of First
Community Bank, Winston-Salem, NC 2003-2007, prior to
that President and Chief Executive Officer, 1997-2002 and
Executive Vice President, 1984-1997 of FNB Corp and First
National Bank of Virginia.
Senior Vice President and Chief Lending Officer
of the Company and Waccamaw Bank
J. Daniel Hardy
(58)
Senior Vice President and Chief Administrative Officer,
Waccamaw Bankshares, Inc., Whiteville, NC, 2005-Present
and Waccamaw Bank, Whiteville, NC, 2005-Present; prior to
that, Senior Vice President of Human Resources, Bank of
Granite, Granite Falls, NC 1987-2003.
Senior Vice President and Chief Administrative
Officer of the Company and Waccamaw Bank
Kim T. Hutchens
(51)
Senior Vice President and Chief Credit Officer, Waccamaw
Bankshares, Inc., Whiteville, NC, 2003-Present and
Waccamaw Bank, Whiteville, NC, 2003-Present; prior to
that, Senior Business Underwriter, First Citizens Bank,
Raleigh, NC 1996-2003.
Senior Vice President and Chief Credit Officer of
the Company and Waccamaw Bank
Richard C. Norris
(41)
Senior Vice President and Chief Financial Officer of
Waccamaw Bankshares, Inc., Whiteville, NC, 2001-Present
and Waccamaw Bank, Whiteville, NC 2001- Present; prior to
that, Comptroller, Four Seasons Screen Printing Co.,
Conway, SC, February 2001-July 2001; prior to that Chief
Financial Officer/Comptroller, Jones Stores, Inc., Tabor City,
NC 1995-2001 (retail variety stores).
Senior Vice President and Chief Financial Officer
of the Company and Waccamaw Bank
David A. Godwin
(50)
Senior Vice President and Chief Operations Officer,
Waccamaw Bankshares, Inc., Whiteville, NC 2001-Present
and Waccamaw Bank, Whiteville, NC 1997-Present
Senior Vice President and Chief Operations
Officer of the Company and the Waccamaw Bank
Freda H. Gore
(45)
President and Chief Executive Officer, Waccamaw
Bankshares, Inc., 2001-Present and Waccamaw Bank,
Whiteville, NC 1999-Present
President, Chief Executive Officer, and Director of
the Company and Waccamaw Bank
James G. Graham
(57)
Business Experience Title Executive

11 Financial Data

12 Financial Highlights LTM 3/31/07 Assets $431,057,000 Loans $323,367,000 Deposits $357,482,000 Net Income $994,478 EPS $.21 % Increase From 3/31/06 28% 19.3% 26.1% 17.6% 14.3%

Loan and Deposit Composition
14%
1%
35%
4%
5%
26%
14%
1%
1 to 4 family Multi-family
Construction Consumer
Home Equity Commercial RE
C&I Other
Loan Composition
March 31, 2007
$328.4  million of gross loans $357.8 million of total deposits
10%
2%
10%
26%
17%
35%
DDA Savings NOW
CD's <$100,000 MMDA CD's >$100,000
Deposit Composition
March 31, 2007
* Brokered deposits $20.3 million
*

Profitability
52.3
50.3
53.4
51.8
54.7
0.0
15.0
30.0
45.0
60.0
2002 2003 2004 2005 2006
(%)
3.7
3.6
3.7
3.7
4.2
0.00
0.50
1.00
1.50
2.00
2.50
3.00
3.50
4.00
4.50
5.00
2002 2003 2004 2005 2006
(%)
1.02 1.00
1.11
1.13
1.02
0.00
0.20
0.40
0.60
0.80
1.00
1.20
1.40
1.60
1.80
2.00
2002 2003 2004 2005 2006
(%)
Net Interest Margin (%)
Efficiency Ratio (%)
ROAA (%)
14.07
14.98
13.46
12.84
11.46
0.00
2.00
4.00
6.00
8.00
10.00
12.00
14.00
16.00
2002 2003 2004 2005 2006
(%)
ROAE (%)

15 Strong Balance Sheet Growth 40 57 101 132 161 193 258 323 400 0.0 100.0 200.0 300.0 400.0 500.0 1998 1999 2000 2001 2002 2003 2004 2005 2006 Total Assets Source: SNL Financial $ in millions

16 Strong Balance Sheet Growth 23 39 68 102 128 145 210 262 317 0.0 100.0 200.0 300.0 400.0 500.0 1998 1999 2000 2001 2002 2003 2004 2005 2006 Total Loans Source: SNL Financial $ in millions

17 Strong Balance Sheet Growth 31 46 83 111 131 155 208 271 327 0.0 100.0 200.0 300.0 400.0 500.0 1998 1999 2000 2001 2002 2003 2004 2005 2006 Total Deposits Source: SNL Financial $ in millions

Net Interest Margin
Net Interest Margin
0.00
2.00
4.00
6.00
8.00
Interest Income
6.33 5.66 5.3 6.04 7.2
Interest Margin
2.62 2.04 1.61 2.35 2.98
Net Interest Margin
3.71 3.61 3.69 3.69 4.22
Provision for Loan
Loss
0.52 0.41 0.39 0.46 0.41
2002 2003 2004 2005 2006

Waccamaw Bankshares, Inc.
Comparison of Total Assets
$400,000,000
$350,000,000
$300,000,000
$250,000,000
$200,000,000
$150,000,000
$100,000,000
$50,000,000
$0
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006

WACCAMAW BANK

19 Total Assets

Waccamaw Bankshares, Inc.
Comparison of Net Income
$4,000,000
$3,000,000
$2,000,000
$1,000,000
$0
-$1,000,000
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006

WACCAMAW BANK

20 Net Income 2006 Net Income of $3,652,000 20.32% increase over the $3,035,373 earned in 2005

Nonperforming Assets
$ in thousands
2006 2005 2004 2003 2002
Nonaccrual loans $   1,181 $   1,711 $  1,723      $      701      $  1,800
Loans past due 90 days or more
and still accruing interest 340 250             628              486             173
Total nonperforming loans 1,521 1,961          2,351           1,187          1,973
Other real estate and repossessed
personal property 32                   140               82           164             140
Total nonperforming assets                    $   1,553          $   2,101     $   2,433      $   1,351    $  2,113
Nonperforming assets as a
percentage of:
Total assets: .39%                 .65%           .94%           .70%         1.31%
Total loans:                                        .49%                 .80%         1.16%           .93%        1.65%
Allowance for loan losses to
loans outstanding: 1.54% 1.50%         1.33%         1.53%         1.45%
Ratio of net loan charge-offs to
average loans outstanding 0.20%              0.09%          0.15%      0.27%        0.32%

Bank of Heath Springs Acquisition
$8.0 million cash acquisition of $20 million bank in Lancaster county
Access to existing growth market and all of South Carolina
Southeast of Charlotte, NC
Cost effective acquisition
Closed April 28, 2006
Accretive Acquisition
Opened de novo branch in Horry County in August of 2006
Enables us to better serve commuting customers within our existing market and tap into Horry County growth

Performance versus Carolina Peers
Source: SNL Financial
Peer Group includes banks traded on major exchanges only
Total Core Core Efficiency Price/ Price/
Company City State Assets ROAA ROAE Ratio Tangible Book LTM EPS
SCBT Financial Corporation Columbia SC $2,178,413 0.99% 13.0% 64.9% 262.1% 16.8 x
First Bancorp Troy NC 2,136,624 1.06 12.5 58.1 268.0 15.5
FNB United Corp. Asheboro NC 1,814,905 0.84 7.6 64.4 209.1 13.2
Southern Community Financial Corporation Winston-Salem NC 1,436,465 0.50 5.1 73.1 206.8 42.0
Capital Bank Corporation Raleigh NC 1,422,384 0.90 7.6 61.9 204.1 16.4
Gateway Financial Holdings, Inc. Virginia Beach VA 1,207,477 0.48 4.8 75.5 158.0 29.7
Bank of Granite Corporation Granite Falls NC 1,199,772 1.56 12.5 48.2 203.7 15.6
Yadkin Valley Financial Corporation Elkin NC 1,119,902 1.32 11.6 55.9 236.7 15.1
BNC Bancorp Thomasville NC 951,731 0.85 13.0 58.7 274.6 18.3
First South Bancorp, Inc. Washington NC 910,548 1.92 23.3 43.3 403.3 17.8
Cooperative Bankshares, Inc. Wilmington NC 860,090 0.96 14.4 56.4 190.4 14.3
Peoples Bancorp of North Carolina, Inc. Newton NC 818,947 1.24 15.3 55.7 167.6 11.6
Community Capital Corporation Greenwood SC 713,244 0.88 10.1 63.8 164.1 13.9
Crescent Financial Corporation Cary NC 697,909 0.93 8.7 59.4 219.1 19.3
ECB Bancorp, Inc. Engelhard NC 624,070 0.96 10.1 67.6 156.0 16.5
Community Bankshares, Inc. Orangeburg SC 578,517 0.89 9.8 63.6 154.5 14.3
New Century Bancorp, Inc. Dunn NC 552,965 0.85 9.2 58.8 188.0 17.9
First Community Corporation Lexington SC 548,056 0.69 6.2 67.1 171.1 15.6
Beach First National Bancshares, Inc. Myrtle Beach SC 520,201 1.25 13.7 52.7 244.5 18.3
Greenville First Bancshares, Inc. Greenville SC 509,344 0.85 12.0 48.7 175.1 17.2
American Community Bancshares, Inc. Charlotte NC 494,658 0.90 8.0 57.6 173.2 18.3
Southcoast Financial Corporation Mount Pleasant SC 481,856 0.71 4.4 64.5 158.6 25.7
First National Bancshares, Inc. Spartanburg SC 465,382 1.04 16.7 54.9 243.6 18.9
Bank of the Carolinas Corporation Mocksville NC 454,578 0.56 6.4 70.7 139.2 15.3
Cape Fear Bank Corporation                                  Wilmington NC 424,885 0.58 9.0 66.4 151.3 18.7
Carolina Bank Holdings, Inc. Greensboro NC 411,592 0.77 12.3 59.0 164.2 15.6
Provident Community Bancshares, Inc. Union SC 387,630 0.75 11.1 63.0 163.0 13.4
Tidelands Bancshares, Inc. Mount Pleasant SC 336,572 0.56 5.7 65.8 140.1 31.2
Bank of South Carolina Corporation Charleston SC 243,473 1.70 17.3 51.7 265.8 16.0
399,581 1.02 14.1 54.7 289.5 21.4
Average: 0.95% 10.7% 60.4 201.9% 18.4 x
Median: 0.89 10.1 59.4 188.0 16.5
Waccamaw Bankshares, Inc. Whiteville NC 399,581 1.02% 14.1% 54.7 289.5% 21.4 x
Rank (out of 30) 9 6 6 2 5

Performance versus Carolina Peers
Source: SNL Financial
Peer Group includes banks traded on major exchanges only
Date Total Core Core Efficiency Price/ Price/
Company City State Established Assets ROAA ROAE Ratio Tangible Book LTM EPS
Capital Bank Corporation Raleigh NC 6/20/1997 $1,422,384 0.90% 7.6% 61.9% 204.1% 16.4 x
Gateway Financial Holdings, Inc. Virginia Beach VA 12/1/1998 1,207,477 0.48 4.8 75.5 158.0 29.7
Crescent Financial Corporation Cary NC 2/19/1999 697,909 0.93 8.7 59.4 219.1 19.3
New Century Bancorp, Inc. Dunn NC 4/20/2000 552,965 0.85 9.2 58.8 188.0 17.9
Greenville First Bancshares, Inc. Greenville SC 10/26/1999 509,344 0.85 12.0 48.7 175.1 17.2
Southcoast Financial Corporation Mount Pleasant SC 7/20/1998 481,856 0.71 4.4 64.5 158.6 25.7
Bank of the Carolinas Corporation Mocksville NC 12/7/1998 454,578 0.56 6.4 70.7 139.2 15.3
Cape Fear Bank Corporation               Wilmington NC 6/22/1998 424,885 0.58 9.0 66.4 151.3 18.7
Tidelands Bancshares, Inc. Mount Pleasant SC 10/6/2003 336,572 0.56 5.7 65.8 140.1 31.2
399,581 1.02 14.1 54.7 289.5 21.4
Average: 0.71% 7.5% 63.5 170.4% 21.3 x
Median: 0.71 7.6 64.5 158.6 18.7
Waccamaw Bankshares, Inc. Whiteville NC $399,581 1.02% 14.1% 54.7 289.5% 21.4 x
Rank (out of 10) 1 1 2 1 4
ESTABLISHED SINCE 1997-1998

Historical Efficiency Ratio versus Carolina Peers
54.7
51.8
53.4
50.3
52.3
68.0
66.9
70.5
151.7
59.4
59.3
65.4
65.1
63.0
67.6
67.9
65.4
65.1
0.0
15.0
30.0
45.0
60.0
75.0
90.0
105.0
120.0
135.0
150.0
165.0
1998 1999 2000 2001 2002 2003 2004 2005 2006
(%)
Waccamaw Peer Median

Waccamaw Bankshares, Inc.
Split-Adjusted Stock Prices
Since February 1997, Waccamaw Bankshares has significantly outperformed the major stock indexes
(1)
- WBNK: 452.8%
- Dow Jones: 95.9%
- S&P 500: 91.2%
- NASDAQ Bank Index: 144.8%
$2.65 $2.65 $2.65
$2.89
$4.63 $4.63
$6.25
$11.35
$18.00
$17.75
$16.37
Initial
Offering
1997 1998 1999 2000 2001 2002 2003 2004 2005 2006
Waccamaw Bankshares: Split Adjusted Stock Prices since Founding
(2)
(1) Stock price information as of May 14, 2007.
(2) The price of WBNK’s common stock is as of December 31st
for each year shown.
Data Source: SNL Financial; FactSet

EQUITY RESEARCH SERVICES

INVESTOR RELATIONS REPORT

AVAILABLE ON THE WEB AT www.equityresearch.com

5002 Falls of Neuse Road
Raleigh
North Carolina
27609

919-876-8868 ph
919-876-8878 fax

www.equityresearch.com

Waccamaw Bankshares, Inc. (WBNK - NASDAQ Capital Market)

John A. Howard, CFA
March 9, 2007

Price:	$16.50	**EPS***	**2005A:**	$0.64	**P/E**	**2005A:**	25.8x
52 Wk. Range:	$14.95 - $18.24	(FY: DEC)	**2006A:**	$0.76		**2006A:**	21.7x
Div/Div Yld:	$0.00 / 0.0%		**2007E:**	$0.84		**2007E:**	19.6x
Shrs/Mkt Cap:	4.8 mm / $79.8 mm	**Book Value: ****		$6.55	**Price/Book Value:**		2.52x

* Earnings per share are diluted. ** Tangible book value is $5.81; price to tangible book value is 2.84x.

SYMBOL: WBNK

TOTAL ASSETS: $400 MM

HQ: WHITEVILLE, NC

CONTACT:
DAVID A. GODWIN
(910) 641-0044

Background

Waccamaw Bankshares, Inc. ("the Company") is the holding company for Waccamaw Bank, a Whiteville, North Carolina-based, bank that was chartered in September 1997. At December 31, 2006, the Company had total assets of $400 million. The Company conducts operations in southeastern North Carolina and northeastern South Carolina through eleven offices located in Whiteville, Wilmington, Shallotte, Southport (2), Holden Beach, Chadbourn, Tabor City and Elizabethtown, NC, and Heath Springs and Conway, SC. Waccamaw Bankshares also has an operations center in Whiteville, NC. The acquisition of Bank of Heath Springs of Heath Springs, SC, was completed on April 28, 2006. The Company's customers include individuals and small to medium sized businesses, to which it offers a variety of products and services such as personal and business checking, money market and savings accounts and IRAs. Loan products include personal and business lines of credit, mortgage loans, business and commercial loans and equity lines of credit. The Company also offers Internet banking through its web site and telephone banking.

4TH QUARTER HIGHLIGHTS:

NET INCOME INCREASED 9%, EPS WAS FLAT DUE TO THE ADDITIONAL SHARES FROM THE STOCK OFFERING

EPS: $0.19 VS. $0.19

BOTH MARGINS AND AVERAGE EARNING ASSETS INCREASED

NET INTEREST INCOME WAS UP 28%

NONINTEREST EXPENSE INCREASED BUT WAS DOWN ON A SEQUENTIAL QUARTERLY BASIS

Record Level of Net Income Again Achieved, Net Income Increased 9%

Waccamaw Bankshares, Inc. again reported a record level of net income in the fourth quarter of 2006, and results were in line with our estimates. Revenue growth was strong, margins improved and balance sheet growth was commendable, picking up after having moderated slightly in the third quarter of 2006. Moreover, the Company's level of nonperforming assets significantly improved, dropping to the lowest level in over a year.

Net income increased 9% to $991,000, or $0.19 per diluted share, for the fourth quarter of 2006, versus $907,000, or $0.19 per diluted share, for the year-ago quarter. EPS was flat due to the additional shares outstanding from the stock offering completed in August 2006. The increase in earnings was mainly attributable to net interest income, although noninterest income contributed to the increase as well. Reflecting both margin improvement and growth in average earning assets, net interest income grew an impressive 28% to $3,783,000 for the fourth quarter of 2006 from $2,960,000 in the year-ago quarter. Noninterest expense grew 32% to $2,539,000 for the fourth quarter of 2006 from $1,920,000 in the year-ago quarter, reflecting the opening of an operations center, the acquisition of Bank of Heath Springs and the opening of two offices during the year. Notwithstanding the increase in noninterest expense relative to the year-ago figure, sequential quarterly growth in noninterest expense appears to be waning, as noninterest expense actually declined relative to the third quarter of 2006. As was

Noninterest Expense
($Millions)
Qtr.4 '05
Qtr.1 '06
Qtr.2 '06
Qtr.3 '06
Qtr.4 '06

WACCAMAW BANK

27

Waccamaw Bankshares, Inc – 2007 1
st
Quarter Results
% Increase Weighted
O/S Shares
After Tax Earnings 1
st
Qtr 2007 $994,478
After Tax Earnings 1
st
Qtr 2006 $845,611 17.60%
Earnings (basic) per Share 2007 $0.21 4,906,151
Earnings (basic) per Share 2006 $0.18 16.67% 4,576,226
Total Assets 1
st
Qtr 2007 $431,056,796
Total Assets 1
st
Qtr 2006 $336,712,704 28.02%
Total Deposits 1
st
Qtr 2007 $357,482,347
Total Deposits 1
st
Qtr 2006 $283,529,584 26.08%
Total Loans 1
st
Qtr 2007 $323,336,533
Total Loans 1
st
Qtr 2006 $271,105,536 19.28%

First Quarter of 2007 Press Release
Waccamaw Bankshares, Inc. Announces Earnings of $994,478 for the First Quarter of 2007
April 18, 2007
Whiteville, NC- 2007- Waccamaw Bankshares (NASDAQ: WBNK), the parent company of Waccamaw Bank, announced unaudited net income for the first quarter of 2007 of $994,478 for the quarter ending March 31, 2007. Net income for the three month period ending March 31, 2007 was an increase of 17.6% over the same period in 2006. Basic earnings per share during the most recent quarter were $.21 per share compared to the earnings of $.18 per share for the first quarter of 2006. Basic earnings per share is computed by dividing income available to common stockholders by the weighted average number of common shares outstanding during the period. The income reported for this period includes security gains of
$206,941 on a pre-tax basis while the bank’s provision for loan losses increased $270,000 when compared with the same period of 2006. During 2006, Waccamaw issued 210,707 shares of additional common stock in order to increase capital to support growth and continued expansion and 59,192 shares preferred stock.
Waccamaw Bankshares reported total assets on March 31, 2007 of $431,057,000 reflecting a 28% increase for the year earlier quarter. Total loans increased by 19.3% to $323,367,000 and total deposits increased 26.10% to $357,482,000.
Jim Graham, President and CEO of Waccamaw Bankshares, said, “We are pleased with the growth in earnings performance for the first quarter of 2007. This is a time that many banks, including Waccamaw, are dealing with compression of the bank’s net interest margin and a slowing economic environment. We are pleased with the growth and improved earnings despite these factors.
The first quarter of this year was the first full quarter of operation of our new Southport-Supply Road office and we are pleased with the reception that Waccamaw has received from the
Southport area community. We now operate eleven full service branches with a limited service office at Sunset Commons opening on April 25, 2007. The full service free standing office at Sunset Commons is being completed and will open in July of this year. Our second full service office in Horry County, located in Little River, is progressing and the project is now out for contractor bids. I am extremely proud of our staff’s performance as the bank continues to report significant progress in the early stages of 2007.”
Alan W. Thompson, Chairman of Waccamaw Bankshares, Inc., stated, “We are pleased with the financial returns delivered in the first quarter of 2007 as we continue to absorb significant expansion related expenses while delivering improved profitability. The banking franchise now serves four counties in Southeastern North Carolina and two counties in South Carolina which provide the bank the opportunity to participate in some of the fastest growing areas of our country. A recently published estimate of the United States Census Bureau lists the
Myrtle Beach-Conway-North Myrtle Beach MSA as the 17th fastest growing Metropolitan Statistical Area from April 1, 2000 to July 1, 2006 The Wilmington MSA, which of course encompasses Brunswick County, North Carolina was ranked at #27. Brunswick County was listed as the 14th fastest growing county in the nation from July of 2005 to July of 2006 to further demonstrate how quickly our market is growing. Waccamaw is uniquely positioned to capitalize on the growth of our region and the bank is expanding as rapidly as possible in order to participate in this growth while providing our shareholders the long term value they deserve.”
Waccamaw Bank, the primary subsidiary of Waccamaw Bankshares, is a state charted bank operating eleven offices in Whiteville, Wilmington, Shallotte, Holden Beach, Chadbourn,
Tabor City, Southport (2) and Elizabethtown, North Carolina. Offices in South Carolina include Conway and Heath Springs. There are presently two offices under construction at Sunset
Beach, North Carolina and Little River, South Carolina. In addition to primary banking operations, other related services are provided by Waccamaw Financial Services, an insurance and investment subsidiary. Common stock of Waccamaw Bankshares is listed on the NASDAQ Global Market and trades under the symbol WBNK. Additional corporate information, product descriptions, and online services can be located on the Bank's website at
http://www.waccamawbank.com.
Information in the press release contains “forward-looking statements.” These statements involve risks and uncertainties that could cause actual results to differ materially, including without limitation, the effects of future economic conditions, governmental fiscal and monetary policies, legislative and regulatory changes, the risks of changes in interest rates and the effects of competition. Additional factors that could cause actual results to differ materially are discussed in Waccamaw Bankshares, Inc.'s recent filings with the Securities Exchange
Commission, including but not limited to its Annual Report on Form 10-K and its other periodic reports.
For more information contact: Jim Graham (910) 641-0044

Investment Highlights
Solid participation in dynamic region
Significant growth opportunities in coastal Carolinas
Strong identity in the rapidly growing coastal market
Experienced and disciplined management team
Proven and consistent history of balancing growth and improved earnings performance
Strong loan growth with strong asset quality funded by favorable core deposit base

Outlook for 2007
Build upon history of consistent performance
Expansion in Wilmington and Myrtle Beach MSA’s
Improve upon core funding
More efficiently utilize new office capacity
Increase market share through strategic marketing
Capitalize on customers in transition as a result of recent merger of major competitor
Maintain position to enhance growth opportunities

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